UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2006

EDEN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-31503

(Commission File Number)

98-0199981

(IRS Employer Identification No.)

Suite 1925 – 200 Burrard Street, Vancouver , British Columbia V6C 3L6 Canada

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0179

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2006, we entered into stock option agreements with the following directors and employees, granting the right to purchase a total of 792,000 shares of our common stock as follows, at an exercise price of $1.54 per share, exercisable for a period of 5 years:

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Name	Number of Stock Options
Donald Sharpe	250,000(1)
Drew Bonnell	250,000(1)
John Martin	100,000(2)
Larry Kellison	150,000(3)
Paul Mitchell	20,000(4)
Olga Bespalaja	20,000(4)
Kim Lloyd	2,000(5)
Total	792,000

(1)

The Options shall vest as to eighty-three thousand three hundred and thirty-three (83,333) shares on each of April 20, 2007 and August 20, 2007 and eighty-three thousand three hundred and thirty-four (83,334) shares on December 20, 2007.

(2)

The Options shall vest as to thirty-three thousand three hundred and thirty-three (33,333) shares on each of April 20, 2007 and August 20, 2007 and thirty-three thousand three hundred and thirty-four (33,334) shares on December 20, 2007.

(3)	The Options shall vest as to fifty thousand (50,000) shares on each of April 20, 2007 and August 20, 2007 and fifty thousand (50,000) shares on December 20, 2007.

(4)

The Options shall vest as to six thousand six hundred and sixty-six (6,666) shares on each of April 20, 2007 and August 20, 2007 and six thousand six hundred and sixty-eight (6,668) shares on December 20, 2007.

(5)	The Options shall vest as to six hundred and sixty-six (666) shares on each of April 20, 2007 and August 20, 2007 and six hundred and sixty-eight (668) shares on December 20, 2007.

On December 21, 2006 we also entered into the following agreements:

(a)

an Amended Management Consulting Agreement with Drew Bonnell, our chief financial officer and a director of our company, whereby we agreed to increase the management fee paid to Drew Bonnell from $10,000 to $11,000 per month in consideration for management services rendered by Drew Bonnell; and

(b)

an Amended Management Consulting Agreement with D. Sharpe Management Inc., a company wholly owned by Donald Sharpe, our president and a director of our company, whereby we agreed to increase the management fee paid to D. Sharpe Management Inc. from $15,000 to $16,500 per month.

Item 9.01	Financial Statements and Exhibits
10.1	Amended Management Consulting Agreement dated December 21, 2006 and made effective January 1, 2007 with Drew Bonnell
10.2	Amended Management Consulting Agreement dated December 21, 2006 and made effective January 1, 2007 with D. Sharpe Management Inc.
10.3	Form of Stock Option Agreement with Donald Sharpe, Drew Bonnell, John Martin and Larry Killison
10.4	Form of Stock Option Agreement with Paul Mitchell, Kim Lloyd and Olga Bespalaja

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN ENERGY CORP.

/s/ Donald Sharpe

Donald Sharpe, President

Date: December 21, 2006

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